Supplement to Statement of Additional Information dated November 15, 1996,
                             As Revised May 14, 1997

                             Scudder Pathway Series


The following text modifies the section entitled "INVESTMENT ADVISER":

The Investment Management Agreement (the "Agreement") was approved by the Trustees on January 10, 1995. The Agreement will continue in effect until September 30, 1998 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trustees or of a majority of the outstanding voting securities of the Trust. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


September 1, 1997